SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. 2)

Filed by Registrant:                        |X|

Filed by a Party other than the Registrant: | |

Check the appropriate box:

|X|      Preliminary Proxy Statement

| | Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

| |      Definitive Proxy Statement

| |      Definitive Additional Materials

| |      Soliciting Materials Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                         FirstPlus Financial Group, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)
--------------------------------------------------------------------------------


     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|      No fee required.

| |      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

         1)     Title of each class of securities to which transaction applies:
         2)     Aggregate number of securities to which transaction applies:
         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing is calculated and state how it was determined):
         4)     Proposed maximum aggregate value of transaction:
         5)     Total fee paid:

| |      Fee paid previously by written preliminary materials.

| | Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)     Amount Previously Paid:
         2)     Form, Schedule or Registration Statement No.:
         3)     Filing Party:
         4)     Date Filed:

                                    NOTICE OF
                      2005 SPECIAL MEETING OF SHAREHOLDERS
                                & PROXY STATEMENT

                             LETTER TO SHAREHOLDERS

                      5100 N. O'Connor Boulevard, 6th Floor
                               Irving, Texas 75039

        , 2005

Dear Shareholder:

You are cordially invited to attend a Special Meeting of Shareholders of FIRSTPLUS Financial Group, Inc.

The Special Meeting of Shareholders will be held at Peppermill Hotel Casino, 2707 South Virginia Street, Reno, Nevada 89502, at 10:00 a.m., Wednesday, November 16, 2005.

At the Special Meeting, shareholders will be asked to:

         o      Elect four (4) directors, and

         o      Transact any other business properly brought up at the meeting.

The record date has been set as October 10, 2005, and holders of FIRSTPLUS common stock at the close of business on that date may vote at the Special Meeting.

Our Board of Directors recommends that you vote in favor of each of the proposals outlined in this Proxy Statement.

A group of shareholders affiliated with the petitioners in the Court Action described under the heading "Questions and Answers--Why am I receiving this special meeting information and proxy?" in the Proxy Statement has indicated its intention to initiate a proxy solicitation to elect a slate of four persons selected by them to the Board of Directors. Your Board believes that this action is NOT in your best interests and urges you not to sign or return any proxy card that such parties may send you. If you have any questions or need assistance in voting your shares, please call the firm assisting the Company in the solicitation of proxies:

Mellon Investor Services
44 Wall Street
7th Floor
New York, New York 10005
Call Toll Free:  (888)509-7937

We cordially invite all shareholders to attend the Special Meeting in person. However, whether or not you expect to attend the Special Meeting in person, please mark, date, sign and return the enclosed White Proxy Card as promptly as possible in the envelope provided to ensure your representation and the presence of a quorum at the Special Meeting. If you send in your White Proxy Card and then decide to attend the Special Meeting to vote your shares in person, you may still do so. Your proxy is revocable in accordance with the procedures set forth in the Proxy Statement.

Your vote is important and we hope you will be able to attend.

Sincerely,

/s/ Jack (J.D.) Draper

Jack (J.D.) Draper
President and Chief Executive Officer

               PROXY STATEMENT FOR SPECIAL MEETING OF SHAREHOLDERS
                          To Be Held November 16, 2005

                         FIRSTPLUS FINANCIAL GROUP, INC.
                      5100 N. O'Connor Boulevard, 6th Floor
                               Irving, Texas 75039

                           SPECIAL MEETING INFORMATION

         The Board of Directors of FIRSTPLUS Financial Group, Inc. (the "Company") is soliciting proxies for its Special Meeting of Shareholders. The Special Meeting of Shareholders will be held at Peppermill Hotel Casino, 2707 South Virginia Street, Reno, Nevada 89502, at 10:00 a.m., Wednesday, November 16, 2005. This proxy statement contains important information for you to consider when deciding how to vote on the matters brought before the meeting. Please read it carefully.

         The Board set October 10, 2005, as the record date for the meeting. Shareholders who owned Company common stock on that date are entitled to vote at the meeting, with each share entitled to one vote. There were 45,340,090 shares of Company common stock outstanding on the record date.

         Special Meeting materials, which include this proxy statement, a White Proxy Card or voting instruction form, and the 2004 Annual Report, are being mailed to shareholders on or about , 2005. The Company's Annual Report for the year ended December 31, 2004 does not form any part of the materials for solicitation of proxies.

                              QUESTIONS AND ANSWERS

Why am I receiving this special meeting information and proxy?

         You are receiving this special meeting information, Proxy Statement and White Proxy Card because you owned shares of common stock in FIRSTPLUS Financial Group, Inc. as of the record date for the meeting. This proxy statement describes issues on which you may vote and provides you with other important information so that you can make informed decisions. This proxy statement and the accompanying form of proxies are being mailed to record holders on or about , 2005.

         You may own shares of the Company's common stock in several different ways. If your stock is represented by one or more stock certificates registered in your name, you are a shareholder of record. If you hold your shares in a brokerage, trust or similar account, you are a beneficial owner, not a shareholder of record.

         In March 2005, a group of shareholders filed a lawsuit in the District Court of the State of Nevada, styled Martin. et al. v. FirstPlus Financial Group. Inc. et al (the "Court Action"), asking the court to compel an election since Nevada law allows a court to compel an election if a company has not held an election of directors in more than eighteen months since the last election of directors. Since the Company last held a shareholder meeting in 1998, the Company agreed to treat the lawsuit as a valid request for a special meeting by shareholders in accordance with the Company's bylaws and insisted in its pleadings with the court and its discussions with the petitioner's counsel that all appropriate laws, regulations and procedures be followed in the conduct of the special meeting and election. The court ordered that an election be held on November 16, 2005 in Reno, Nevada. Although it was not required to do so, the Company has already paid the petitioners' attorney's fees in an aggregate amount of $25,000, which the parties have stipulated fully satisfies any and all requests the petitioners have made or could have made in the future concerning reimbursement for petitioners attorney's fees and expenses associated with the Court Action. In addition, although it was not required to do so, the Company has also agreed to pay printing and distribution costs for the petitioners' proxy materials in an amount not to exceed $20,000.

What am I voting on?

         You are being asked to vote on the election of four directors. When you sign and mail the White Proxy Card, you appoint Robert P. Freeman and Jack (J.D.) Draper as your representatives at the meeting. When we refer to the "named proxies" in this proxy statement we are referring to Messrs. Freeman and Draper. This way, your shares will be voted even if you cannot attend the meeting.

How does the Board of Directors recommend I vote on each of the proposals?

         FOR the Board's director nominees.

How do I vote my shares?

         Record holders may vote by using the proxy card. Persons who beneficially own stock held:

         o in a brokerage account can vote by using the voting instruction form provided by the broker;

         o by a bank and have the power to vote or to direct the voting of the shares can vote using the proxy or the voting information form provided by the bank; or

         o in trust under an arrangement that provides the beneficial owner with the power to vote or to direct the voting of the shares can vote in accordance with the provisions of such arrangement.

         Persons who beneficially own stock can vote at the meeting provided that they obtain a "legal proxy" from the person or entity holding the stock for him, typically a broker, bank, or trustee. A beneficial owner can obtain a legal proxy by making a request to the broker, bank, or trustee. Under a legal proxy, the bank, broker, or trustee confers all of its rights as a record holder (which may in turn have been passed on to it by the ultimate record holder) to grant proxies or to vote at the meeting.

         Simply sign and date the White Proxy Card or voting instruction form received with this proxy statement and mail it in the enclosed prepaid and addressed envelope. If you mark your choices on the card or voting instruction form, your shares will be voted as you instruct.

         If you return a signed proxy card but do not mark your choices, your shares will be voted in accordance with the recommendations of the Board of Directors shown above. If you do not mark your choices on the voting instruction form, the voting of your shares will be subject to rules relating to broker non-votes.

         A person who has already returned a proxy card may revoke the proxy by delivering a later-dated proxy card. Thus a person who votes on November 1, 2005 can change his or her vote on November 2, 2005 and the effect of the voting on November 2, 2005 would be to revoke the earlier November 1, 2005 vote. A record holder can also attend the meeting and vote, which will have the effect of revoking a previously given proxy. A beneficial holder who has been given a legal proxy by the record holder can attend the meeting and vote, which will have the effect of revoking a previously given proxy or voting information form.

         If you have any questions or need assistance in voting your shares, please call the firm assisting the Company in the solicitation of proxies:

         Mellon Investor Services
         44 Wall Street
         7th Floor
         New York, New York 10005
         Call Toll Free:  (888)509-7937

What if I receive multiple White Proxy Cards?

         If you received more than one White Proxy Card, it means that you hold shares in more than one account. Please sign and return all White Proxy Cards to ensure that all of your shares are voted.

What business may be properly brought before the meeting and what discretionary authority is granted?

         Under the Company's articles of incorporation and bylaws, a special meeting is limited to the purposes described in the Notice of the meeting which is attached to this proxy statement. A shareholder may nominate persons for election of directors at the meeting only if the shareholder has given written notice to the Company on or before 10 days after the Notice of the meeting in accordance with the Company's bylaws. The only such business as to which the Company received notice are the matters described under the heading "Other Matters to Come Before the Meeting." Under SEC Rule 14a-4(c)(6), the form of proxy may grant discretionary authority regarding proposals omitted under SEC Rule 14a-8 and the White Proxy Card does grant such authority. As to matters that properly come before the meeting and are not on the proxy card, the named proxies will vote the shares for which they hold proxies in accordance with their best judgment.

What if I change my mind after I submit my proxy?

         You may revoke your proxy and change your vote by delivery of a later-dated proxy or voting at the meeting. You may do this at a later date or time by:

         o      signing and delivering a proxy card with a later date, or

         o voting at the meeting. (If you hold your shares beneficially through a broker, you must bring a legal proxy from the record holder in order to vote at the meeting.)

         If you are a registered shareholder, you may obtain a new proxy card by contacting the Company's Corporate Secretary, FIRSTPLUS Financial Group, Inc., 5100 N. O'Connor Boulevard, 6th Floor, Irving, Texas 75039, telephone (214) 496-1266. If your shares are held by a broker, trustee or bank, you may obtain a new voting instruction materials by contacting your broker, trustee or bank. If you sign and date the proxy card or voting instruction and submit it in accordance with the accompanying instructions and in a timely manner, any earlier proxy card or voting instructions will be revoked and your choices on the proxy card or voting instruction will be voted as you instruct.

What is a broker non-vote?

         As indicated above, if you are a shareholder of record who submits a proxy but does not indicate how the proxies should vote on one or more matters, the named proxies will vote as recommended by the Company. However, if your shares are held by a broker and you do not provide voting instructions to the broker, the absence of instructions may cause a "broker non-vote" on the matters for which you do not provide instructions. Accordingly, if you want to vote your shares on a matter, it is important that you provide voting instructions on that matter.

May I vote in person at the meeting?

         The inspector of election will pass out a ballot to anyone who requests one at the meeting. If you hold your shares through a broker, you must bring a legal proxy from your broker in order to vote at the meeting. You may request a legal proxy from your stockbroker by indicating on your voting instruction form that you plan to attend and vote your shares at the meeting. Please allow sufficient time to receive a legal proxy through the mail after your broker receives your request.

How many shares must be present to hold the meeting?

         A majority of the Company's outstanding shares as of the record date must be present at the meeting and entitled to vote in order to hold the meeting and conduct business (i.e., to constitute a quorum). Shares are counted as present at the meeting if the shareholder of record attends the meeting, if the beneficial holder attends with a legal proxy from the record holder, or the record holder has granted a proxy without regard to whether the proxy actually casts a vote, withholds or abstains from voting.

How many votes must the nominees have to be elected?

         Directors are elected by a plurality, and the four nominees who receive the highest number of for votes will be elected. There is no cumulative voting for the Company's directors. A properly executed proxy marked "Withheld for all" or withholding authority to vote for one or more nominees with respect to the election of directors will not be voted for the directors from whom authority to vote is withheld. However, the shares represented will be counted for purposes of determining whether there is a quorum. Withheld votes and broker non-votes, if applicable, will not be taken into account in determining the outcome of the election of directors.

How are votes counted?

         Voting results will be tabulated by Mellon Investor Services, the transfer agent for our common stock. Election results will be certified by Carl Hagberg, who will serve as the inspector of elections at the meeting. Mr. Hagberg was an expert witness in the Court Action who discussed the election process for public companies in his testimony. The Company paid Mr. Hagberg approximately $8,400 for fees and expenses related to his acting as an expert witness in the Court Action.

Who pays the costs of proxy solicitation?

         The Company pays for distributing and soliciting the Company's proxies and reimburses brokers, nominees, fiduciaries and other custodians their reasonable fees and expenses in forwarding the Company's proxy materials to beneficial owners. As a result of the Court Action, the Company's expenses related to its solicitation or proxies will exceed those normally spent of a special meeting and election of directors. The Company has engaged Mellon Investor Services ("Mellon") to assist in the solicitation of proxies for the meeting and Buck Consultants ("Buck") to assist in the preparation of shareholder communication materials. Mellon may use one of the Company's employees in connection with the solicitations. It is intended that proxies will be solicited by the following means: additional mailings, personal interview, mail, telephone and electronic means. Proxies may also be solicited by the persons identified as Participants under the heading "Participants in the Solicitation," who will receive no additional compensation therefor, except for reimbursement of expenses. Although no precise estimate can be made at this time, we anticipate that the aggregate amount we will pay to Mellon and Buck in connection with the solicitation of proxies will be $12,500 and $50,000, respectively, of which $12,500 and $25,000, respectively, has been incurred to date. This amount includes fees payable to Mellon and Buck, but excludes salaries and expenses of our officers, directors and employees. In addition, although it was not required to do so, the Company has also agreed to pay printing and distribution costs for the petitioners' proxy materials in an amount not to exceed $20,000.

Is a list of shareholders entitled to vote at the meeting available?

         A list of shareholders of record entitled to vote at the special meeting will be available at the special meeting. It will also be available Monday through Friday from November 4, 2005 through November 15, 2005, between the hours of 9 a.m. and 4 p.m., local time, at the offices of the Corporate Secretary, 5100 N. O'Connor Boulevard, 6th Floor, Irving, Texas 75039. A shareholder of record may examine the list for any legally valid purpose related to the special meeting.

Where can I find the voting results of the meeting?

         The Company will publish the final results in a Current Report on Form 8-K. You can read or print a copy of that report by going to the Company's website, www.firstplusgroup.com. You will be able to find the same Form 8-K by going directly to the SEC EDGAR files at www.sec.gov. You can also get a copy by calling us at (214) 496-1266, or by calling the SEC at (800) SEC-0330 for the location of a public reference room.

                                PROPOSAL NUMBER 1

                              ELECTION OF DIRECTORS

         The Company currently has four directors. Directors are elected to hold office until their successors are elected and qualified, or until resignation or removal in the manner provided in the Company's bylaws. Four directors are nominees for election this year.

         The Company's bylaws provide that the number of directors shall be fixed from time to time by the Board of Directors. The Board has set the number of directors at four. The four nominees for director listed below will stand for election at the meeting for a one year term of office expiring at the 2006 Annual Meeting of Shareholders or until their successors are duly elected and qualified. Three of the nominees of the Board, Messrs. Fitzgerald, Freeman and Ward, are "independent" pursuant to Item 303A.02 of the corporate governance rules of the New York Stock Exchange.

    The following table sets forth certain information as to the nominees for directors of the Company:

                                                                   Positions and Offices With the
              Name                              Age                            Company                      Director Since
              ----                              ---                            -------                      --------------
Robert P. Freeman                                74                Director and Chairman of the
                                                                   Board                                         1998
John R. Fitzgerald                               57                           Director                           1995
Daniel T. Phillips                               56                           Director                           1994
David B. Ward                                    65                           Director                           1999

         Robert P. Freeman. Robert P. Freeman has served as a Director since 1998. Mr. Freeman has served as President and founder of Hennessy Freeman Associates since 1985. His major area of expertise is developing and implementing customized, interactive Process Management Programs, which he describes as the best real-world methodology to optimize decision-making, quality improvement. Previously, Mr. Freeman was Senior Vice President and a member of the Management Committee at Beneficial Corporation, a $15 billion diversified financial services firm. Mr. Freeman holds a Bachelor of Science degree in Marketing and a Master of Business Administration from Rutgers University. He also completed the Advanced Management Program at Harvard. Mr. Freeman is also an Adjunct Associate Professor of Management at Fairleigh Dickinson Graduate School of Business.

         John R. Fitzgerald. John R. Fitzgerald has served as a Director since 1995. Mr. Fitzgerald has been Executive Vice President of Dexter & Company since 1989. Previously, Mr. Fitzgerald served as Account Executive for Corrigan-Jordan Insurance Agency from 1981 to 1989. From 1970 to 1981, Mr. Fitzgerald played with the National Football League's Dallas Cowboys, including two Super Bowl championship teams. He was elected as player representative during contract negotiations and served on the players association Executive Committee in 1975. Mr. Fitzgerald earned a Bachelor of Science, Business Administration from Boston College in 1970. Mr. Fitzgerald has served as speaker and consultant for Xerox Corporation, Lion Funding Corporation, Equities International, Grand Bank-Dallas and The Associates Corporation of North America. Mr. Fitzgerald's current and former professional experience and affiliations include the following:

         o      NFL Alumni Association
                -  President, Dallas Chapter, 1993
                -  Member, Board of Directors, 1985 - 1992
         o      Board of Governors, Canyon Creek Country Club, 1990 - 1994
         o      Participant, Muscular Dystrophy Association's Jerry Lewis
                Telethon
         o      Chairman, Celebrity Selection Committee, PGAS and MDA Golf
                Tournaments
         o      Board Member, Big Brothers and Big Sisters of Arlington
         o Consultant, Tournament Committee for Celebrities, Colonial National Invitation PGA Golf Tournament's Pro-Am Tournament

         Daniel T. Phillips. Daniel T. Phillips has served as a Director since 1994. Mr. Phillips is co-founder of FIRSTPLUS Financial Group, Inc. From 1996 to 2003, Mr. Phillips served as Chairman and CEO of FIRSTPLUS, overseeing the operations of its subsidiaries, which combined had 6,000 employees producing, securitizing and servicing up to $7.7 billion dollars of loans. Currently, Mr. Phillips serves as Manager of Capital Lending Strategies, LLC, a position he has held since 2003. Mr. Phillips has also served as Chairman of the Board of Renaissance Acceptance Group, Inc. since 2001. From 1993 to 1996, Mr. Phillips served as President and CEO of RAC Financial Group, Inc., the parent of FIRSTPLUS Financial Inc., FIRSTPLUS Financial West, Inc., First Security Mortgage Corporation and State Financial Acceptance Corporation. He is also former President and CEO of LinCo

Financial Corporation and served in the United States Marine Corps from 1967 to 1970. Mr. Phillips is responsible for the development of sophisticated risk scorecards for the high loan to value second mortgage business and in his career he has successfully securitized $9 billion of business rated by S&P, Moody's and Fitch.

         David B. Ward. David B. Ward has served as a Director since 1999. Mr. Ward has been a partner of Ward & Gross, a law firm in Flanders, New Jersey, since 1989. The firm's practice currently emphasizes residential property purchase and sale closings, and government relations consulting and representation, primarily in the credit area. The firm handles refinance and purchase money mortgage closings in New Jersey for corporate and individual clients. The firm expects to be involved in more than 200 such transactions in 2005. Previously, Mr. Ward was Senior Executive and Attorney for Beneficial Corporation for 14 years. He served as a member of the Executive Committee, as Senior Vice President of Government Relations for 12 years, and as Chairman and CEO of Real Estate operations for several years in the 1980s. Prior to taking over the Government Relations function, Mr. Ward was counsel to Beneficial's insurance companies and a member of the corporate legal department. Prior to joining Beneficial, Mr. Ward practiced law in Pittsburgh, Pennsylvania from 1965 to 1976. Mr. Ward has been Counsel to the New Jersey Financial Services Association ("NJFSA") since 1989, and was Executive Director from 1994 to 2004. The NJFSA represents national and local companies engaged in mortgage banking, secondary mortgage lending, consumer lending, credit insurance and sales finance activities in New Jersey. Mr. Ward holds a Juris Doctorate from the Dickinson School of Law and a Bachelor of Arts degree from Harvard College. He also completed the Harvard School of Business Administration's Advanced Management Program. Mr. Ward's current and former professional experience and affiliations include:

         o      Member of New Jersey Department of Banking Advisory Board,
                1990 - 1996
         o      Member of Federal Reserve Board Consumer Advisory Council,
                1989 - 1991
         o      Member of American Financial Services Association Law Committee
         o      Member of the New Jersey and American Bar Associations
         o      Military Service: Lt. j.g U.S. Coast Guard, active duty
                1966 - 1969

         While it is not anticipated that any of the nominees will be unable to serve, if any nominee should decline or become unable to serve as a director for any reason, votes will be cast instead for a substitute nominee designated by the Board of Directors or, if none is so designated, will be cast according to the judgment of the person or persons voting the proxy.

The Board unanimously recommends a vote FOR each of the four nominees named above. Proxies executed and returned will be so voted unless contrary instructions are indicated on the proxy card.

         Except as set forth in this Proxy Statement or in Annex A hereto, to the best knowledge of the Company, none of the directors, nor any of the Board's nominees for election, nor any other persons participating in this solicitation on behalf of the Company, or with respect to items (ii), (viii) and (ix) of this paragraph, any associate (within the meaning of Rule 14a-1 of the Exchange Act) of the foregoing persons (i) have any substantial interest, direct or indirect, in any matter to be acted upon at the Special Meeting, other than the interest of the Board's nominees in being elected and each director's interest in the operations of the Company, (ii) own beneficially, directly or indirectly, any securities of the Company, (iii) own any securities of the Company of record but not beneficially, (iv) have purchased or sold any securities of the Company within the past two years, (v) have incurred indebtedness for the purpose of acquiring or holding securities of the Company within the past two years, (vi) are or have within the past year been a party to any contract, arrangement or understanding with any person with respect to any securities of the Company,
(vii) own beneficially, directly or indirectly, any securities of any parent or subsidiary of the Company, (viii) have since the beginning of the Company's last fiscal year, been indebted to the Company or any of its subsidiaries in excess of $60,000 or (ix) have any arrangement or understanding with respect to future employment by the Company or its affiliates or with respect to any future transactions to which the Company or any of its affiliates will or may be a party. In addition, except as set forth in this Proxy Statement or in Annex A hereto, to the best knowledge of the Company, none of the directors, nor any of the Board's nominees for election, nor any other person participating in this solicitation on behalf of the Company, nor any associates of any of the foregoing persons, have had or are to have a direct or indirect material interest in any transaction or proposed transaction with the Company in which the amount involved exceeds $60,000 since the beginning of the Company's last fiscal year.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE ELECTION OF ALL NOMINEES NAMED ABOVE. IF YOU SIGN AND RETURN THE ENCLOSED WHITE PROXY CARD, UNLESS YOU DIRECT TO THE CONTRARY ON THAT CARD, THE SHARES REPRESENTED BY THAT PROXY CARD WILL BE VOTED "FOR" THE ELECTION OF ALL NOMINEES LISTED ABOVE.

IF YOU HAVE ANY QUESTIONS, OR REQUIRE ASSISTANCE IN VOTING YOUR SHARES, PLEASE CALL THE FIRM ASSISTING THE COMPANY IN THE SOLICITATION OF PROXIES, MELLON INVESTOR SERVICES, TOLL-FREE AT (888)509-7937.

THE COMPANY HAS RECEIVED NOTICE THAT A GROUP OF SHAREHOLDERS AFFILIATED WITH PETITIONERS IN THE COURT ACTION INTEND TO NOMINATE AND SUPPORT THEIR NOMINEES AT THE SPECIAL MEETING AND MAY SOLICIT YOUR PROXY FOR THOSE NOMINEES. THE TERM OF OFFICE OF EACH PERSON ELECTED AS A DIRECTOR SHALL CONTINUE UNTIL THE NEXT SPECIAL MEETING OF SHAREHOLDERS AND UNTIL THAT PERSON'S SUCCESSOR HAS BEEN ELECTED.

THE BOARD WILL OPPOSE THE CANDIDATES NOMINATED BY THE PETITIONERS IN THE COURT ACTION AND UNANIMOUSLY RECOMMENDS A VOTE AGAINST THESE CANDIDATES. YOU MAY RECEIVE A PROXY CARD SOLICITING YOUR VOTE FOR THE PETITIONERS' CANDIDATES. WE URGE YOU TO DISREGARD ANY SUCH PROXY SOLICITATION AND TO SIGN AND DATE THE ENCLOSED WHITE PROXY CARD AND RETURN IT TODAY IN THE ENCLOSED PRE-ADDRESSED POSTAGE-PAID ENVELOPE.

                              CORPORATE GOVERNANCE

Structure of the Board of Directors

         In accordance with the Nevada Revised Statutes and the Company's Articles of Incorporation and Bylaws, the Company's business affairs are managed under the direction of its Board of Directors. Directors meet their responsibilities by, among other things, participating in meetings of the Board, discussing matters with the Company's President and Chief Executive Officer and other officers, reviewing materials provided to them, and visiting the Company's facilities. The Board of Directors held four meetings during 2004, and each Director attended each of the meetings. The Company expects its directors to attend meetings of the Board of Directors, shareholders meetings and meetings of any committees of the Board on which they serve. All directors then serving on the Board attended the Company's prior Annual Meeting of Shareholders held in 1998.

         The Board of Directors has the authority to create or terminate committees to assist it with its duties. Due to the small size of the Board and the Company's limited operations, currently, there are no standing committees or committee charters. However, the full Board of Directors reviews, discusses and acts on matters that would otherwise be the subject of typical committee meetings. As the Company evolves, the Board may use working committees with functional responsibility in areas where committee oversight is deemed necessary. The Board will adopt charters for each committee it creates. Each committee will have the authority to hire, at Company expense, independent legal, financial, or other consultants as it may deem necessary, without consulting or obtaining the approval of any Company officer in advance. Possible committees may include:

         o      Audit Committee

         o      Compensation Committee

         o      Nominating Committee

         o      Corporate Governance Committee

Director Independence

         Robert B. Freeman, John R. Fitzgerald and David B. Ward meet the independence requirements pursuant to Item 303A.02 of the corporate governance rules of the New York Stock Exchange. As a small company with limited operations, the Board of Directors does not believe that it is necessary to actively search for an outside person to serve on the Board of Directors to qualify as an audit committee financial expert. The Board of Directors has authority to engage legal counsel, other experts or consultants as it deems appropriate to carry out its responsibilities. The Board of Directors includes one individual with varied experience in the finance industry, including responsibilities for analysis of financial statements in connection with the financial services industry and as chief executive officer of public companies in the financial services industry, and one individual with varied experience in management consulting and as President of a management consulting firm and has a Masters in Business Administration degree. The Board of Directors believes all four members of the Board of Directors have the ability to read and understand financial statements to perform their duties as Directors. The Board of Directors does not have a standing audit committee and has not determined whether any of the current members of the Board meet the definition of audit committee financial expert. The Company may consider the addition of a Board member in the future meeting the definition of audit committee financial expert.

Director Resignation in Fiscal Year 2004

         On December 22, 2004, George Davis resigned from his position as director of the Company. On December 30, 2004, the Board of Directors accepted Mr. Davis' resignation. Mr. Davis did not hold any positions on any committee of the Board of Directors at the time of his resignation.

         In his letter to Robert Freeman, Chairman of the Board of Directors of the Company, attached as Exhibit 99.1 to the Company's Current Report on Form 8-K filed with the SEC on January 5, 2005 (the "Form 8-K"), Mr. Davis stated that since he received a summons to appear in court to test the validity of his appointment as sole trustee of the FIRSTPLUS Financial Group, Inc. Grantor Residual Trust (the "Grantor Trust"), he was compelled to hire an attorney to plead his case, and this put him at odds with the decision of the Board of Directors to add two additional trustees to the Trust.

         In addition, in his letter to the Board of Directors of the Company, attached as Exhibit 99.2 to the Form 8-K, Mr. Davis stated that the Company has taken actions which led The FPFI Creditor Trust to bring an interpleader action against the Grantor

Trust and other members of the Board. Rather than recusing himself with respect to the anticipated votes as a director of the Company on matters related to this interpleader action, Mr. Davis decided to resign from the Board.

         In Exhibit 99.3 to the Form 8-K, counsel for The FPFI Creditor Trust stated that Mr. Davis' communications to the trustee of The FPFI Creditor Trust were the reason for the filing of the interpleader.

         Mr. Davis did not resign as trustee of the Grantor Trust. In November 2004, the Company appointed two additional trustees for the Grantor Trust. Davis challenged the appointment of the additional trustees and refused to agree to a distribution of funds from the Grantor Trust to the shareholders of the Company. The Company and the additional trustees filed suit in Texas state court in Dallas (FirstPlus Financial Group, Inc., Michael Montgomery, Jack Draper and The FirstPlus Financial Group Grantor Residual Trust v. George T. Davis and The FPFI Creditor Trust; Civil Action No. 05-02962; in the 298th District Court of Dallas County, Texas) (the "Trust Suit") seeking declaratory relief against Davis and the FPFI Creditor Trust to the effect that the additional trustees had been properly appointed and were authorized to act. However, in 2005, the interpleader action was pending, the Company, as settlor of the Grantor Trust, terminated Davis for cause pursuant to the terms of the trust agreement governing the Grantor Trust and appointed a successor trustee. Mr. Davis has sought declaratory relief in the Trust Suit to the effect that he has not been terminated.

Procedures for Director Nominations

         The Company's articles of incorporation provide that a shareholder may nominate one or more candidates for the election as directors if the shareholder gives the Company written notice of the intent to make the nomination at least ten (10) days after the date of the notice of the special meeting sent to shareholders. The shareholder notice must set forth:

         o the name and address of the shareholder who intends to make the nomination and the persons to be nominated;

         o a representation that the shareholder is a holder of record stock of the Company entitled to vote at the meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice;

         o a description of all arrangements or understandings between the shareholder and each of his or her nominees;

         o such other information regarding each nominee as would be required to include in a proxy statement filed pursuant to the proxy rules of the SEC, had the nominee been nominated by the Board of Directors; and

         o the consent of each nominee to serve as a director of the Company if so elected.

         Although the Board of Directors is willing to consider candidates recommended by shareholders, it has not adopted a formal policy with regard to the consideration of any director candidates recommended by security holders. The Board of Directors believes that a formal policy is not necessary or appropriate because of the small size of the Board of Directors and because the Company's current Board of Directors already has a diversity of business background, shareholder representation and industry experience. The members of the Board of Directors have each served in that capacity for a number of years. No replacement of these directors is currently contemplated.

         The Board of Directors does not have specific minimum qualifications that must be met by a candidate for election to the Board of Directors in order to be considered for nomination. In identifying and evaluating nominees for director, the Board of Directors will consider each candidate's qualities, experience, background and skills, as well as any other factors which the candidate may be able to bring to the Board that the Board of Directors currently does not possess. The process is the same whether the candidate is recommended by a shareholder, another director, management or otherwise. The Company does not pay a fee to any third party for the identification of candidates.

         With respect to the nominees for director at the Special Meeting, each of the nominees is a current director nominated by the full Board of Directors standing for re-election.

Shareholder Communication Policy

         Any shareholder or interested party who wishes to communicate with our Board of Directors or any specific directors, including non-management directors, may write to:

         FIRSTPLUS Financial Group, Inc.
         5100 N. O'Connor Boulevard, 6th Floor
         Irving, Texas  75039
         Attn:  Corporate Secretary

         or

         jd@firstplusgroup.com.

         Depending on the subject matter, management will:

         o forward the communication to the director or directors to whom it is addressed;

         o attempt to handle the inquiry directly (for example, where it is a request for information about the Company or the Company's operations or it is a stock-related matter that does not appear to require direct attention by the Board of Directors or an individual director); or

         o not forward the communication if it is primarily commercial in nature or if it relates to an patently offensive, improper or irrelevant topic.

Director Compensation

         The Company pays our directors $600 for each meeting in which the director participates. In June 2004, the Company paid each director $3,700 representing accrued and unpaid director fees for previous meetings. The Company does not pay directors who are also employees of the Company, if any, any additional compensation for their service as directors, except for the reimbursement of expenses incurred in attending meetings. Directors may also receive stock options for their services as directors; however, the issuance of options to directors was suspended for 2003 and 2004.

Code of Ethics

         The Board of Directors has adopted a Code of Ethics for all directors and officers which is attached as an exhibit to the Company's Form 10-KSB for the year ended December 31, 2004. The primary goal of the Code of Ethics is to establish precepts which govern business decisions and to preserve the integrity by which businesses are created. As the Company continues to evolve and re-emerge in the financial services industry, the officers and directors strive to attain the highest possible standards in all aspects of business activity.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         The Company's executive offices are shared with the facilities leased by Capital Lending Strategies, LLC ("Capital Lending"), which incurs the cost and full responsibility of the lease. The value of this lease arrangement to the Company amounted to $320 in 2004 and $400 in 2005. There is no formal agreement between the Company and Capital Lending with respect to the lease arrangement. Daniel T. Phillips, our Director, is a Manager and Member of Capital Lending.

         The Company has outstanding loans to Capital Lending in an outstanding amount of approximately $125,388 as of June 30, 2005 based on a series of loan advances made to Capital Lending in 2002, 2003 and 2004 pursuant to a revolving promissory note. The note allows Capital Lending to borrow, repay and re-borrow in the maximum amount of $275,000. The outstanding amounts under the note accrue interest at rate per year equal to the prime rate as set forth in the Money Rates section of the Wall Street Journal plus one percent. Any advance under the note, together with accrued and unpaid interest in connection with the advance, matures on the second anniversary of the advance, and the note provides for remedies for nonpayment. The last advance was made in January 2004. Capital Lending has been making regular payments on the loans in varying amounts on a twice-monthly basis since January 2003 as requested by the Company. The parties have informally permitted borrowings and repayments on terms at odds with the specific provisions of the note to provide flexibility in the payment arrangement and based on the capital needs of the Company at the times of the repayments. Had the parties enforced this provision, as of June 30, 2005 approximately $9,600 would have been in default for nonpayment at maturity. However, since the note is a revolving note which provides Capital Lending the ability to borrow, repay and re-borrow funds under the note, the Company has not insisted that Capital Lending re-borrow funds to re-pay amounts outstanding under the note that have matured, as permitted by the note, since the economic impact to the parties in that situation would have been similar to the current repayment practices of the parties.

         In August 2001, the Company invested seed capital for a one-third profits interest in Capital Lending. In connection with the above described transaction, the profits interest was converted to an equity interest in Capital Lending. Mr. Phillips provided consulting advice and direction to Capital Lending in connection with its formation and development and, for such services, an affiliate of Mr. Phillips received a one-third profits interest in Capital Lending. As a result of the transaction, and after accounting for certain employee interests, the Company held a 40.2% equity interest in Capital Lending.

         In June 2002, Capital Lending acquired 25,639 shares of the Company's Series D Convertible Preferred Stock (the "Series D Preferred"). The sale of Series D Preferred to Capital Lending was unanimously approved by the Board of Directors of the Company, with the exception of Daniel T. Phillips, then Chairman and Chief Executive Officer of the Company, who abstained from the vote because of his affiliation with Capital Lending. As a result of the transaction, Capital Lending acquired control of the Company and held approximately 51% of the outstanding voting securities of the Company. In connection with the transaction, the Company agreed to expand its Board of Directors to seven members. Consequently, George T. Davis, a significant shareholder of the Company became a member of the Board of Directors and agreed to serve as Vice President--Investor Relations for the Company. The Company acquired 42.3% of the outstanding limited liability company interests for shares of Series D Preferred acquired by Capital Lending.

         The terms of the Series D Preferred provided that neither Capital Lending, nor any of its affiliates or assigns, would be entitled to any of the Company's rights in the cash flow from the derivative interests in mortgage-backed or asset-backed securitization transactions of FirstPlus Financial, Inc., a subsidiary of the Company, which had been set aside for the benefit of the Company's shareholders and creditors in the Grantor Trust. The beneficiary of the Grantor Trust is the Company, with its shareholders' and creditors' rights recognized through their status as Designated Recipients under the Grantor Trust, but excluded Capital Lending and its affiliates and assigns. George T. Davis was appointed as the initial trustee of the Grantor Trust.

         In 2003, the Company entered into a swap transaction with Capital Lending whereby:

         o the Company transferred most of its ownership interests in Capital Lending back to Capital Lending, and

         o Capital Lending transferred back to the Company all of the shares of Series D Convertible Preferred Stock of the Company then owned by Capital Lending.

The Company did not transfer back to Capital Lending the ownership interests assigned to the plaintiffs' co-lead counsel in escrow on behalf of the authorized claimants under the settlement of the Company's consolidated class action lawsuit styled In re: FirstPlus Financial Group, Inc. Securities Litigation, Civil Action No. 3:98-CV-2551-M, a securities-related lawsuit settled in October 2003 without the Company admitting any wrongdoing or liability.

         Prior to the reciprocal swap, the mutual ownership positions of the Company and Capital Lending resulted in Capital Lending holding:

         o      a controlling interest in the Company, and

         o approximately 12% of the Company's ownership of Capital Lending "attributing back" to Capital Lending through Capital Lending's ownership interest in the Company.

         Following the swap, the Company retained the same economic interest in Capital Lending because there was no longer any attribution of ownership back to Capital Lending on account of Capital Lending's ownership of Company stock. As a result of the swap, Capital Lending no longer owns any shares of the Company and is no longer in a position to control the Company through its stock ownership. In May 2004, the Company sold its remaining interest in Capital Lending, other than the interest assigned on behalf of the claimants in the class action lawsuit, for $796,580.

         In May 2004, the Company reimbursed United Lending Partners an amount of $37,681.18 for payments United Lending Partners made on behalf of the Company to the Company's stock transfer agent. In August 2004, the Company made a loan of $100,000 to United Lending Partners. The original term of the note was for 60 days with an interest rate of 15 percent. The note was renewed twice and became due in February 2005. All of the outstanding principal amount and accrued interest from December 2004 remains due. The loan is currently in default. United Lending Partners is a subsidiary of Renaissance Acceptance Group, Inc. Daniel T. Phillips, our Director, is a director and shareholder of Renaissance Acceptance Group, Inc.

         The Company has a insurance policy with American Financial Services covering its directors and officers. The total premium for the policy is $59,260. Dexter & Company was the broker for the policy. John R. Fitzgerald, a Director of the Company, is Executive Vice President of Dexter & Company.



             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and certain of its officers to send reports of their ownership of Company common stock and changes in such ownership to the SEC. The Company assists its directors and officers by preparing forms for filing. SEC regulations also require the Company to identify in this proxy statement any person subject to this requirement who failed to file a report on a timely basis. Based on a review of copies of reports furnished to the Company and written representations that no reports were required, the Company believes that all of its directors and officers subject to Section 16(a) complied with the reporting requirements with respect to transactions during 2004.

                              INDEPENDENT AUDITORS

Engagement of Independent Auditors

         On June 3, 2005, the Company engaged Lightfoot Guest Moore & Co., PC, as its independent auditor for the year ending December 31, 2004. The Company had not formally had an independent auditor since September 1999, when Ernst & Young LLP resigned as the Company's principal accountant. The resignation of Ernst & Young LLP was discussed in a Current Report on Form 8-K filed with the SEC on October 6, 1999.

         On June 3, 2005, FirstPlus Financial Group, Inc. (the "Company") engaged Lightfoot Guest Moore & Co., PC as its new independent registered public accounting firm.

         The Company disclosed the engagement of Lightfoot Guest Moore & Co., PC in a Current Report on Form 8-K filed with the SEC on September 22, 2005 (the "Form 8-K"), which included the following information:

         During the fiscal years ended December 31, 2004 and 2003 and through June 3, 2005, the Company had not consulted Lightfoot Guest Moore & Co., PC regarding either (i) the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company's financial statements, and neither written nor oral advice was provided to the Company that was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any manner that was either the subject of a disagreement or event identified in response to paragraph (a)(1)(iv) of Item 304 of Regulation S-B.

Selection of Independent Auditors for the Current Fiscal Year

         The Board of Directors has selected Lightfoot Guest Moore & Co., PC as the Company's independent public auditors for the current fiscal year. Representatives of Lightfoot Guest Moore & Co., PC are not expected to attend the meeting.

Audit Fees

         The following table sets forth fees billed to us during the fiscal years ended December 31, 2004 and 2003 by our independent auditors:

                                                      December 31, 2004        December 31, 2003
                                                      -----------------        -----------------
         (i)      Audit Fees                            $         0                       $0
         (ii)     Audit Related Fees                    $         0                       $0
         (iii)    Tax Fees                              $         0                       $0
         (iv)     All Other Fees                        $15,046                           $0

         Audit Fees. Consists of fees billed for professional services rendered for the audit of the Company's financial statements and review of the interim consolidated financial statements included in quarterly reports and services that are normally provided by our auditors in connection with statutory and regulatory filings or engagements.

         Audit-Related Fees. Consists of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company's financial statements and are not reported under "Audit Fees."

         Tax Fees. Consists of fees billed for professional services for tax compliance, tax advice and tax planning. There were no tax services provided in fiscal 2004 or 2003.

         All Other Fees. Consists of accounting fees paid to Daniel Erickson PC in connection with tax preparations services. At the time of these services, the Company had not engaged an independent auditor. There were no management consulting services provided in fiscal 2004 or 2003.

Policy on Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

         The Board of Directors' policy is that the Company's auditor performs its services independently and with the highest integrity and professionalism. There is no formal written policy. Any engagement of the Company's outside auditor must be consistent with principles determined by the SEC, namely, that the independent auditor cannot audit its own work, perform management functions or act as an advocate for the client.

         The Company currently does not have a designated Audit Committee, and accordingly, the Company's Board of Directors' policy is to pre-approve all audit and permissible non-audit services provided by the independent auditors. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The independent auditors and management are required to periodically report to the Company's Board of Directors regarding the extent of services provided by the independent auditors in accordance with this pre-approval, and the fees for the services performed to date. The Board of Directors may also pre-approve particular services on a case-by-case basis.

                     AUDIT REPORT OF THE BOARD OF DIRECTORS

         The Board of Directors has not established an Audit Committee. Due to the small size of the Board, and the Company's limited operations, the Board of Directors did not consider establishing an Audit Committee to be necessary. However, the full Board of Directors has reviewed, discussed and acted on matters that would otherwise be the subject of Audit Committee meetings.

         The following report of the Board of Directors shall not be deemed to be soliciting material or to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, or incorporated by reference in any document so filed.

Review of the Company's Audited Financial Statements

         The Board of Directors has reviewed and discussed the audited financial statements with management. The Board of Directors has discussed with the independent auditors the matters required to be discussed by SAS 61, as may be modified or supplemented. The Board of Directors has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence

Discussions with Board of Directors), as may be modified or supplemented, and has discussed with the independent accountant the independent accountant's independence. Based on the review and discussions described above, the Board of Directors approved the audited financial statements to be included in the Company's Annual Report on Form 10-KSB for the last fiscal year for filing with the Securities and Exchange Commission.

                                           Robert P. Freeman
                                           John R. Fitzgerald
                                           Daniel T. Phillips
                                           David B. Ward

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT


         The following table sets forth certain information regarding beneficial ownership of the Company's common stock as of October 10, 2005, by (1) each director and named executive officer of the Company, (2) all officers and directors of the Company as a group, and (3) all persons who are known by the Company to be beneficial owners of 5% or more of the Company's outstanding common stock. The Company is also aware of an additional purported "committee" (the "Additional Committee") that may include Company shareholders in addition to the FPFX Shareholder Value Committee listed in the table below. Neither the FPFX Shareholder Value Committee nor the Additional Committee is affiliated with the Company in any way. As of the date of filing of this Proxy Statement, neither the Additional Committee nor the petitioner group in the Court Action have filed a Schedule 13D as required by the Securities Exchange Act of 1934.




Name and Address of Beneficial Owner                          Shares Owned              Percent of Class(1)
------------------------------------                          ------------              -------------------

Daniel T. Phillips                                            350,000(2)                        *

Robert P. Freeman                                             337,000(3)                        *

John R. Fitzgerald                                            313,724(4)                        *

David B. Ward                                                 300,000(5)                        *

Jack (J.D.) Draper                                                    --                        --

FPFX Shareholder Value Committee(6)                            3,627,555(6)                     8.0%

All directors and officers as a group (5 persons) (2)(3)(4)(5) 1,300,724                        2.8%


* Indicates less than one percent (1%).


(1) The percentage of ownership is based on 45,340,090 shares of common stock outstanding as of October 10, 2005. Except as otherwise indicated, the persons named in the table possess sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them. Beneficial ownership as reported in the above table has been determined according to Rule 13d-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The amounts shown in the table include shares of common stock issuable upon exercise of outstanding options exercisable within 60 days of October 10, 2005. Except as otherwise noted, the address of the named individuals is 5100 N. O'Connor Boulevard, 6th Floor, Irving, Texas 75039.

(2) Consists of 50,000 shares of common stock held by Phillips Partners, Ltd., over which Mr. Phillips has voting and dispositive control, and 300,000 shares of common stock issuable upon the exercise of options.
(3) Includes 300,000 shares of common stock issuable upon the exercise of options.
(4) Includes 324 shares of common stock held by Mr. Fitzgerald's wife and 300,000 shares of common stock issuable upon the exercise of options.
(5) Consists of 300,000 shares of common stock issuable upon the exercise of options.

(6) The purported "committee" is in no way affiliated with the Company. According to Schedule 13D/A, filed on October 6, 2005. Consists of (i) 11,297 shares of common stock held by James T. Capretz, (ii) 265,699 shares of common stock held by Robert D. Davis, (iii) 215,759 shares of common stock held by George R. Ebertings, (iv) 430,000 shares of common stock held or controlled by James P. Hanson and related entities, and
         (v) 2,699,800 shares of common stock held by Danford C. Martin. The address of the "committee" is 7 Egret Lane, Aliso Viejo, California 92656.

                             EXECUTIVE COMPENSATION

         The following table sets forth the total compensation paid or accrued by the Company for services rendered during each of the three years ended December 31, 2004 to the Company's President and Chief Executive Officer, referenced to in this Proxy Statement as "named executive officers." The Company does not currently have any other executive officers and had no executive officers whose compensation exceeded $100,000 in 2004.


                                              Annual Compensation                       Long-Term Compensation
                                  --------------------------------------------   -------------------------------------
                                                                                      Awards
                                                                                 -----------------
                                                                                   Securities
                                                               Other Annual        Underlying         All Other
Name & Principal          Year    Salary ($)   Bonus ($)    Compensation ($)(1)  Options/SARS      Compensation ($)
-----------------         ----    ----------   ---------    -------------------  ------------      ----------------
Position
Jack (J.D.) Draper
  President and Chief
  Executive Officer       2004     $33,000           ___            $7,606(1)             ___                   ___
                          2003       2,500(2)        ___                                  ___                   ___

-----------------------

(1) Consists of $6,606 in premiums paid by the Company for health insurance and $1,000 in fees related to Mr. Draper's appointment as trustee of the FIRSTPLUS Financial Group, Inc. Grantor Residual Trust.
(2)      Mr. Draper's employment with the Company began in October 2003.

Stock Option/SAR Grants

         There were no grants of stock options or stock appreciation rights made during the year ended December 31, 2004 to any named executive officer.


Option Exercises and Holdings

         There were no option exercises during 2004 or options held at December 31, 2004 by the named executive officers of the Company.

Report on Executive Compensation

         The following Report of the Board of Directors does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Report by reference therein. The Board of Directors has provided the following report on the compensation policies of the Company as they apply to its executive officers and the relationship of Company performance to executive compensation and the Chief Executive Officer's compensation.

         During 2004, there was no formally designated Compensation Committee of the Company's Board of Directors. The entire Board of Directors performed the function of a Compensation Committee and has overall responsibility for the Company's executive compensation policies and practices. In this regard, the Board of Directors functions include:

         o determining the compensation of the President and Chief Executive Officer of the Company,

         o upon recommendation of the Chief Executive Officer, reviewing and approving any other executive officers' compensation; however, during 2004 and as of the date of this Report there is no other officer of the Company, and

         o reviewing, approving and granting awards under stock incentive plans.

         The Company currently has only one executive officer, Mr. Jack (J.D.) Draper, the Company's President and Chief Executive Officer. The Company intends to hire additional personnel as circumstances require.

         If the Board of Directors decides to hire additional personnel, it intends to determine compensation according to the following five elements:

         o      establishing objectives for compensation,

         o      defining appropriate competitive reference points,

         o creating an appropriate linkage between compensation programs and Company objectives and values,

         o      describing the roles of various elements of compensation, and

         o      maintaining good governance practices concerning compensation.

         The Board of Directors will work with senior management to develop and implement the Company's executive compensation philosophy. Generally, the Company's philosophy on executive compensation will be to provide base cash compensation and to provide additional incentive compensation in the form of cash bonuses and grants of options based on the realization of stated objectives, expected to result in improvements in total shareholder return. Stated another way, the Company's executive compensation policy is based on pay-for-performance.

         During 2004, Mr. Draper, the Company's President and Chief Executive Officer, received base compensation related primarily to level of the Company's operations, his level of responsibility and the Company's ability to pay his compensation. Mr. Draper does not have an employment agreement with the Company.

         The Board of Directors endorses the view that equity ownership by management is beneficial in aligning management and shareholders' interests in the enhancement of shareholder value. The Board of Directors intends to implement equity-based compensation plans to facilitate equity ownership by management as the Company evolves and begins to resume ongoing operations.

         As the Company moves forward in its efforts to create shareholder value in the years ahead, the Board of Directors will continue to review, monitor and evaluate the Company's program for executive compensation to ensure that it is internally effective in support of the Company's strategy, is competitive in the marketplace to attract, retain and motivate the talent needed to achieve the Company's objectives, and appropriately rewards the creation of value on behalf of the Company's shareholders.

         Section 162(m) of the Internal Revenue Code eliminates the Company's ability to deduct certain compensation over $1 million paid to the named executives unless such compensation is based on performance objectives meeting certain criteria or is otherwise excluded from the limitation. The Company strives whenever possible to structure its compensation plans such that they are tax deductible by the Company. At this time, none of the Company's executive officers' compensation subject to the deductibility limits exceeds $1 million, and it is the Board's view that the Company will not likely be affected by the deductibility rules in the near future.


                                           Robert P. Freeman
                                           John R. Fitzgerald
                                           Daniel T. Phillips
                                           David B. Ward

                    OTHER MATTERS TO COME BEFORE THE MEETING

Other Matters; Opposing Solicitation

         Other than the election of directors included in this proxy statement the Company is not aware of any matters to be properly presented for a vote at the meeting. However, counsel for the petitioners in the Court Action provided the Company with a letter notifying the Company of its intention to nominate seven persons to be elected as directors at the meeting and later amended the notice to include only four nominees. Certain petitioners also filed a preliminary proxy statement on July 28, 2005 referencing their intention to solicit proxies for the nomination of Danford L. Martin, James T. Capretz, James
P. Hanson and Robert D. Davis to be elected as directors. The nominators did not request in that notice that the Company include their nominees in the Company's proxy materials, and the Company believes it otherwise would have been permitted to exclude such a request under SEC Rule 14a-8(i)(8). However, the nominators referenced the Company's articles of incorporation, which allow for shareholders entitled to vote in the election of directors to nominate one or more persons for the election as directors at a meeting if written notice is provided to the Company by the close of business on the tenth day following the date on which notice of the meeting is first given to shareholders. The Company notified the petitioners that the Company will hold the notice and deem it received upon appropriate commencement of the applicable notice period and the petitioners would not have to resubmit the notice at the appropriate time.

         Although it was not required to do so, and does not expect to do so in the future, the Company has notified the nominators of certain defects identified by the Company in their notice of nomination. The nominators, nominees and filing persons of the proxy statement with respect to opposing solicitation are responsible for the truth, accuracy and completeness of such disclosures and for making any corrections to false or misleading disclosures. If any information comes to the Company's attention that any of such information is false or misleading with respect to any material fact, or that such disclosures omit to state any material fact necessary in order to make such disclosures not false or misleading, the Company reserves all rights available to it under its articles of incorporation, bylaws and all applicable federal and state laws and regulations. If it is determined at the meeting that such proposals are properly presented, the named proxies will use the discretionary authority granted to them to vote the shares for which they hold proxies against these nominees.

Participants in the Solicitation

         Each member of the Board of Directors may be deemed to be a "Participant" in the Company's solicitation of proxies in connection with the Special Meeting. Set forth below are the names and principal occupations of each member of the Board (each of whom are also nominees), and the name, principal business and address of any corporation or other organization in which that director's occupation or employment is carried on. For additional information concerning each of the directors, see "Election of Directors" and "Certain Relationships and Related Transactions" in this Proxy Statement.

Name                                                      Business Address                    Principal Business of Employer
-----                                                     ----------------                    ------------------------------
Robert P. Freeman                             28 Cornhill Drive, Morristown, New                    Business Consulting
                                              Jersey  07960

John R. Fitzgerald                            3601 Cedar Springs, Dallas, Texas                          Insurance
                                              75219

Daniel T. Phillips                            5100 N. O'Connor Boulevard, 6th Floor,                 Lending Programs
                                              Irving, Texas 75039.

David B. Ward                                 227 US Highway 206, Flanders, New                       Legal Services
                                              Jersey  07836

Other Participants

         Jack (J.D.) Draper, President and Chief Executive Officer of the Company, may also be deemed to be a Participant. Mr. Draper's principal business address is that of the Company, 5100 N. O'Connor Boulevard, 6th Floor, Irving, Texas 75039.

Information Regarding Ownership of the Company's Securities by Participants


         The number of shares of common stock held by each director and named executive officer and their associates at October 10, 2005 is set forth in the "Security Ownership of Certain Beneficial Owners and Management" section of this proxy statement.

Information Regarding Transactions in the Company's Stock by Participants; Understandings with Respect to Securities of the Company

         The Company granted options to purchase 300,000 shares of the Company's common stock to each of Messrs. Freeman, Fitzgerald, Phillips and Ward in their capacity as directors of the Company in June, 2002. The options vested immediately upon grant, had an exercise price of $0.10 per share and a term of ten years.

         Except as described in this proxy statement, no Participant has any arrangement or understanding with any person with respect to any securities of the Company.

Understandings with Respect to Future Employment by the Company

         See "Executive Compensation" in this Proxy Statement. No other Participant, nor any Associate of any Participant, has any understanding with respect to future employment. No Participant or any Associate of any Participant has any arrangement or understanding with respect to future transactions to which the Company or any of its affiliates will or may be a party.

Costs of Solicitation

         The engagement of Mellon and Buck as proxy solicitors and consultants is described under "Special Meeting Information" above. Expenses related to the solicitation of proxies for this meeting in excess of those normally spent for a special meeting are not expected to exceed approximately $12,500 and $50,000, respectively, of which $12,500 and $25,000, respectively, has been incurred to date. In addition, although it was not required to do so, the Company has also agreed to pay printing and distribution costs for the petitioners' proxy materials in an amount not to exceed $20,000.

                 SUBMISSION OF PROPOSALS FOR NEXT ANNUAL MEETING

         The Company expects to hold its next annual meeting on or about September 1, 2006. Shareholder proposals to be included in the proxy statement for the next annual meeting must be received by the Company at its principal executive offices on or before , 2006 for inclusion in the Company's proxy statement relating to that meeting. The Company's articles of incorporation provides that a shareholder seeking to have a proposal included in the Company's proxy statement shall comply with the requirements of Regulation 14A under the Securities Exchange Act of 1934, as amended.

         For business to be properly brought before an annual meeting by a shareholder, the shareholder must have given timely notice thereof in writing to the Secretary of the Company. To be timely, a shareholder's notice must be delivered to or mailed and received at the principal executive offices of the Company, not less than twenty (20) days nor more than fifty (50) days prior to the meeting; provided, however, that in the event that less than thirty (30) days' notice or prior public disclosure of the date of the meeting is given or made to the shareholders, notice by the shareholder to be timely must be received not later than the close of business on the tenth (10th) day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made. A shareholder's notice to the Secretary shall set forth as to each matter the shareholder proposes to bring before the annual meeting the following information:

         o a brief description of the business proposed to be brought before the annual meeting and the reasons for conducting such business at the annual meeting;

         o the name and address, as they appear on the Company's books, of the shareholder proposing such business;

         o the number of shares of the Company which are beneficially owned by the shareholder; and

         o      any material interest of the shareholder in such business.

                                 IMPORTANT NOTE

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY OR HOW FEW SHARES YOU HOLD. PLEASE VOTE ONLY ON THE ENCLOSED WHITE PROXY CARD. PLEASE SIGN AND DATE THE ENCLOSED WHITE PROXY CARD AND RETURN IT TODAY IN THE ENCLOSED PRE-ADDRESSED POSTAGE-PAID ENVELOPE. PLEASE DO NOT COMPLETE ANY SUBSEQUENTLY DELIVERED PROXY CARDS UNLESS THEY ARE SOLICITED BY THE COMPANY. IF YOUR SHARES ARE HELD IN STREET NAME, ONLY YOUR BROKER OR BANK CAN VOTE YOUR SHARES AND ONLY UPON RECEIPT OF YOUR SPECIFIC INSTRUCTIONS. PLEASE RETURN THE ENCLOSED WHITE PROXY CARD TO YOUR BROKER AND CONTACT THE PERSON RESPONSIBLE FOR YOUR ACCOUNT TO ENSURE THAT A WHITE PROXY CARD IS VOTED ON YOUR BEHALF. IN ADDITION, TO ENSURE THAT THE PRESENCE OF A QUORUM AT THE MEETING MAY BE ASSURED, PLEASE SIGN AND DATE THE ENCLOSED WHITE PROXY CARD AND RETURN IT TODAY IN THE ENCLOSED PRE-ADDRESSED POSTAGE-PAID ENVELOPE.

                                                                         Annex A

      INFORMATION CONCERNING PARTICIPANTS IN THE SOLICITATION OF PROXIES BY
                         FIRSTPLUS FINANCIAL GROUP, INC.


         Under applicable Securities and Exchange Commission regulations, directors, the Board of Director's nominees for election and certain officers and employees of the Company may be deemed to be "participants" with respect to the Company's solicitation of proxies in connection with its 2005 Special Meeting of Shareholders. The following sets forth the name and the present principal occupation or employment, and the name and principal business address of the corporation or other organization in which such employment is carried on, if any, of the persons who may be deemed "participants."

Directors and Nominees

         The principal occupations and the name and business addresses of the organizations of employment of the Company's current directors and director nominees are as follows:

Name                                                      Business Address                    Principal Business of Employer
-----                                                     ----------------                    ------------------------------
Robert P. Freeman                             28 Cornhill Drive, Morristown, New                    Business Consulting
                                              Jersey  07960

John R. Fitzgerald                            3601 Cedar Springs, Dallas, Texas                          Insurance
                                              75219

Daniel T. Phillips                            5100 N. O'Connor Boulevard, 6th Floor,                 Lending Programs
                                              Irving, Texas 75039.

David B. Ward                                 227 US Highway 206, Flanders, New                       Legal Services
                                              Jersey  07836


Officers and Employees Participating in the Solicitation

         Jack (J.D.) Draper, President and Chief Executive Officer of the Company, may also be deemed to be a Participant. Mr. Draper's principal business address is that of the Company, 5100 N. O'Connor Boulevard, 6th Floor, Irving, Texas 75039.

Information Regarding Ownership of the Company's Securities by Participants


         Except as described in this Annex A or the Proxy Statement, none of the persons listed above under "Directors and Nominees" and "Officers and Employees" owns any of the Company's Securities of record which they do not own beneficially. The number of shares of the Company Common's Stock held by directors and he named executive officers as of October 10, 2005, and any associate of the foregoing persons, is set forth in the "Security Ownership of Certain Beneficial Owners and Management" section of the Proxy Statement.


Information Regarding Transactions in the Company's Securities by the
Participants

         The following sets forth purchases and sales during the past two years of shares of the Company's Common Stock by the persons listed above under "Directors and Nominees" and "Officers and Employees Participating in the Solicitation":

         Purchases and Sales of FIRSTPLUS Common Stock by Robert P. Freeman:

         None.

         Purchases and Sales of FIRSTPLUS Common Stock by John R. Fitzgerald:

         None.

         Purchases and Sales of FIRSTPLUS Common Stock by Daniel T. Phillips:

         None.


         Purchases and Sales of FIRSTPLUS Common Stock by David B. Ward:

         None.

         Purchases and Sales of FIRSTPLUS Common Stock by Jack (J.D.) Draper:

         None.

Miscellaneous Information Concerning Participants

         Except as described in this Annex A or the Proxy Statement, neither any participant nor any of their respective associates or affiliates (together, the "Participant Affiliates"), is either a party to any transaction or series of transactions in the past fiscal year, or has knowledge of any currently proposed transaction or series of proposed transactions, (a) to which the Company or any of its subsidiaries was or is to be a party, (b) in which the amount involved exceeds $60,000, and (c) in which any participant or Participant Affiliate had, or will have, a direct or indirect material interest. Furthermore, except as described in this Annex A or the Proxy Statement, no participant or Participant Affiliate directly or indirectly beneficially owns any securities of the Company or any securities of any subsidiary of the Company.

         Except as described in this Annex A or the Proxy Statement, no participant or Participant Affiliate has entered into any agreement or understanding with any person respecting any future employment by the Company or any of its affiliates or any future transactions to which the Company or any of its affiliates will or may be a party. Except as described in this Annex A or the Proxy Statement, there are no contracts, arrangements or understandings by any participant or Participant Affiliate within the past year with any person with respect to any securities of the Company.

PROXY

              THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF
                         FIRSTPLUS FINANCIAL GROUP, INC.

The undersigned hereby appoints Robert P. Freeman and Jack (J.D.) Draper, and each of them, with power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the other side, all the shares of FIRSTPLUS Financial Group, Inc. Common Stock which the undersigned is entitled to vote, and, in their discretion, to vote upon such other business as may properly come before the Special Meeting of Shareholders of the company to be held November 16, 2005 or at any adjournment or postponement thereof, with all powers which the undersigned would possess if present at the Meeting.

        (Continued and to be marked, dated and signed, on the other side)

--------------------------------------------------------------------------------
    Address Change/Comments (Mark the corresponding box on the reverse side)
--------------------------------------------------------------------------------






--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            ^ FOLD AND DETACH HERE ^
                            |                      |

     You can now access your FIRSTPLUS Financial Group, Inc. account online.

Access your FIRSTPLUS Financial Group, Inc. shareholder account online via Investor ServiceDirect(R) (ISD).

Mellon Investor Services LLC, Transfer Agent for FIRSTPLUS Financial Group, Inc, now makes it easy and convenient to get current information on your shareholder account.

         o View account status          o View payment history for dividends
         o View certificate history     o Make address changes
         o View book-entry information  o Obtain a duplicate 1099 tax form
                                        o Establish/change your PIN

              Visit us on the web at http://www.melloninvestor.com

          For Technical Assistance Call 1-877-978-7778 between 9am-7pm
                           Monday-Friday Eastern Time

 Investor ServiceDirect(R) is a registered trademark of Mellon Investor Services
                                       LLC


THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE       Please           |      |
VOTED "FOR" THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR AND AT THE             Mark Here        |      |
DISCRETION OF THE PROXIES ON SUCH OTHER MATTERS THAT MAY PROPERLY COME BEFORE        For Address      |      |
THE MEETING.                                                                         Change or        |      |
                                                                                     Comments
                                                                                     SEE REVERSE SIDE



--------------------------------------------------------------------------------






--------------------------------------------------------------------------------
ITEM 1. ELECTION OF        FOR         WITHHOLD AUTHORITY
        DIRECTORS      all nominees     for all nominees
                         |   |            |    |
                         |   |            |    |


Nominees:
01 Robert P. Freeman
02 John R. Fitzgerald
03 Daniel T. Philips
04 Daniel B. Ward



You may withhold authority to vote for one or more nominees by marking the "FOR all nominees" box above and writing the name of the nominee(s) below.



------------------------------------------------------
                                                                                       ---------------------------------------------
--------------------------------------------------------------------------------














--------------------------------------------------------------------------------        --------------------------------------------
Signature______________________________________________________Signature_______________________________________Date_________________
Note: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

--------------------------------------------------------------------------------
                            ^ FOLD AND DETACH HERE ^
                            |                      |